The Company and key events	6 Months Ended
Jun. 30, 2024
Company Information [Abstract]
The Company and key events	The Company and key eventsThe company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a global, clinical-stage biotechnology company developing immunotherapies for cancer patients. Its innovative approach aims to harness the innate immune system through therapeutic antibodies and its ANKET® (Antibody-based NK cell Engager Therapeutics) proprietary platform. Innate’s portfolio includes lead proprietary program lacutamab, developed in advanced form of cutaneous T cell lymphomas and peripheral T cell lymphomas, monalizumab developed with AstraZeneca in non-small cell lung cancer, as well as ANKET® multi-specific NK cell engagers to address multiple tumor types. Innate Pharma is a trusted partner to biopharmaceutical companies such as Sanofi and AstraZeneca, as well as leading research institutions, to accelerate innovation, research and development for the benefit of patients.
Since its creation, the Company has suffered losses due to its research and development ("R&D") activities. The first half of 2024 generated a net loss of 24,764 thousand euros. As of June 30, 2024, shareholders' equity amounted to 28,796 thousand euros. Subject to receiving new milestone payments related to its collaboration agreements, the Company expects to incur additional losses until, if necessary, it can generate significant revenues from its drug candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future drug candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments and debt financing.
The activity of the Company is not subject to seasonal effects.
As of June 30, 2024, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009. The subsidiary is consolidated according global integration.
Innate Pharma is based in Marseille, France and listed on Euronext Paris and Nasdaq in the United States., and had 168 full time equivalent employees as of June 30, 2024.
Key events for the six-month period ended June 30, 2024
•On March 6, 2024, the Company announced the treatment of the first patient in the Phase 1/2 trial evaluating IPH6501, a first-in-class CD20-targeting tetraspecific natural killer cell engager, from ANKET® platform, for the treatment of CD20-expressing B-cell Non-Hodgkin's Lymphomas.
•On April 15, 2024, the Company announced the treatment of the first patient in the Phase 2 dose expansion part of the Sanofi-sponsored clinical trial evaluating NK Cell Engager SAR443579/ IPH6101 in various blood cancers. Under the terms of the 2016 agreement, this trial progress triggered a milestone payment of €4 million fully recognized in revenue during the first quarter of 2024. This amount was received by the Company on May 17, 2024.
•On June 10, 2024, the Executive Board carried out a capital increase of €5,342 following the creation of 106,844 ordinary shares benefiting the employees of the company, including 68,744 ordinary shares issued free of charge (subscription). The capital increase carried out can be broken as follow : a creation of 68,744 free shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, with a creation of 38,100 ordinary shares with a nominal value of €0.05 and an issue price of €2.45 (i.e an increase in share premium of €91,440).